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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of report (Date of earliest event reported):    FEBRUARY 4, 2003


                             TENNECO AUTOMOTIVE INC.
               (Exact Name of Registrant as Specified in Charter)




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
                 DELAWARE                               1-12387                              76-0515284
(State or Other Jurisdiction of Incorporation)  (Commission File Number)           (IRS Employer Identification No.)



         500 NORTH FIELD DRIVE, LAKE FOREST, ILLINOIS                                          60045
          (Address of Principal Executive Offices)                                           (Zip Code)
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Registrant's telephone number, including area code:    (847) 482-5000


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ITEM 5.  OTHER EVENTS.

            On February 4, 2003, the company announced its results of operations for the fourth quarter and full-year 2002. A copy of the press release announcing the company's fourth quarter and full-year 2002 results is filed as an exhibit to this Form 8-K report, and is incorporated herein by reference.



ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     Exhibit
     Number        Description

      99.1 Press Release, dated February 4, 2003, announcing Tenneco Automotive's fourth quarter and full year 2002 results of operations.




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                                   SIGNATURES


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              TENNECO AUTOMOTIVE INC.


Date: February 4, 2003        By:            /s/ MARK A. MCCOLLUM
                                 -----------------------------------------------
                                                Mark A. McCollum
                              Senior Vice President and Chief Financial Officer



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                                 EXHIBIT INDEX

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
     EXHIBIT
     NUMBER        DESCRIPTION
     -------       -----------
      99.1         Press Release, dated February 4, 2003, announcing Tenneco
                   Automotive's fourth quarter and full year 2002 results of operations.
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